SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         February 25,1998

ADVANTA Home Equity Loan Trust 1997-4

New York                   333-21265                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the January, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-4
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the January, 1998 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1997-4, Class A issued by the ADVANTA Home Equity Loan Trust 1997-4.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the January, 1998 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1997-4, Class A issued by the
        ADVANTA Home Equity Loan Trust 1997-4.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-4

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



February 26, 1998

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1997-4

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1         146,039,000.    143,794,080.           688,0      4,150,692        4,838,694.66
A-2           91,159,000      91,159,000           496,0                          496,056.89
A-3           33,579,000      33,579,000           183,2                          183,285.37
A-4           59,837,000      59,837,000           332,0                          332,095.35
A-5           15,601,000      15,601,000            87,3                           87,365.60
A-6           41,285,000      41,285,000           244,2                          244,269.58
A-7           50,000,000      50,000,000           276,2                          276,250.00
A-8           98,000,000      97,007,984           466,5      2,088,378        2,554,951.76
A-9         302,000,000.    300,346,641.        1,462,07      3,480,631        4,942,708.97
A-IO                                               208,3                          208,333.33
B-1           15,000,000      15,000,000            94,2                           94,250.00
M-1           17,500,000      17,500,000           102,6                          102,666.67
M-2           30,000,000      30,000,000           181,0                          181,000.00
R                                                                                              -

Totals      900,000,000.    895,109,706.        4,822,22      9,719,703      14,541,928.18

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                         139,643,387.      5.741560%       5.765000%
A-2                                           91,159,000      6.530000%       6.530000%
A-3                                           33,579,000      6.550000%       6.550000%
A-4                                           59,837,000      6.660000%       6.660000%
A-5                                           15,601,000      6.720000%       6.720000%
A-6                                           41,285,000      7.100000%       7.100000%
A-7                                           50,000,000      6.630000%       6.630000%
A-8                                           94,919,606      5.771560%       5.795000%
A-9                                         296,866,010.      5.841560%       5.865000%
A-IO                                                          5.000000%       5.000000%
B-1                                           15,000,000      7.540000%       7.540000%
M-1                                           17,500,000      7.040000%       7.040000%
M-2                                           30,000,000      7.240000%       7.240000%
R                                                             0.000000%       0.000000%

Totals                                      885,390,003.50

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WEC6          984.627942        4.711084       28.42181       33.132894     956.206132
A-2        00755WED4                1000        5.441667              0        5.441667           1000
A-3        00755WEE2                1000        5.458333              0        5.458333           1000
A-4        00755WEF9                1000            5.55              0            5.55           1000
A-5        00755WEG7                1000             5.6              0             5.6           1000
A-6        00755WEH5                1000        5.916667              0        5.916667           1000
A-7        00755WEJ1                1000           5.525              0           5.525           1000
A-8        00755WEL6          989.877398        4.760947      21.309989       26.070936     968.567409
A-9        00755WEM4          994.525303        4.841316       11.52527       16.366586     983.000033
A-IO       00755WEK8                1000        4.166667              0        4.166667              0
B-1        00755WEQ5                1000        6.283333              0        6.283333           1000
M-1        00755WEN2                1000        5.866667              0        5.866667           1000
M-2        00755WEP7                1000        6.033333              0        6.033333           1000
R          AM9704114                   0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc        9,185,30        2,218,50         169,58                         348,84
        % of Pool Balanc        1.85121%        0.44712%       0.03418%        0.00000%       0.07031%
        Number of Loans              152              34              5               0              5
        % of Loans              1.77425%        0.39687%       0.05836%        0.00000%       0.05836%
Group 2 Principal Balanc        6,054,74        2,458,18                                        242,55
        % of Pool Balanc        1.53597%        0.62359%       0.00000%        0.00000%       0.06153%
        Number of Loans               83              28              0               0              3
        % of Loans              1.84363%        0.62195%       0.00000%        0.00000%       0.06664%

                                        Loans in Bankrup       Group 1            217,428.80
                                                               Group 2            407,196.66
                                                                                  624,625.46

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  498,996,928.    398,434,255.   897,431,183.
Principal Reduction                                           2,818,405        4,237,19      7,055,600
Ending Aggregate Mortgage Loan Balance                     496,178,522.    394,197,060.   890,375,583.

Beginning Aggregate Mortgage Loan Count                            8600            4540          13140
Ending Aggregate Mortgage Loan Count                               8567            4502          13069

Current Weighted Average Coupon Rate                         10.653801%      10.458680%     10.567173%
Next Weighted Average Coupon Rate                            10.650791%      10.459861%     10.566260%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              666,96           190,0         857,06
Curtailments                                                        1,9                            1,9
Prepayments                                                   2,056,514        3,907,27      5,963,788
Repurchases/Substitutions                                          92,9           139,8         232,79
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     2,818,405        4,237,19      7,055,600

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                     174,95           142,1         317,08
Less: Amounts to Cover Interest Shortfalls
Less: Delinquent Service Fees                                      32,9            23,8           56,8
Collected Servicing Fees for Current Period:                     141,71           118,2         259,92

Advanced Principal                                                 39,1            10,5           49,7
Advanced Interest                                                717,81           497,8      1,215,676

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1             2,056,51            94,9        1,332,28
A-2
A-3
A-4
A-5
A-6
A-7
A-8                957,3            34,2           326,3
A-9             2,949,94           105,5        1,005,50
A-IO
B-1
M-1
M-2
R

Total           5,963,78           234,7        2,664,10

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
          Trigger Even    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I        No             13.115065%        1,241,84      1,332,286        2,574,13    12,500,144.
Group II      N/A             N/A               1,079,62      1,331,815        2,411,44    15,000,257.

Total                                           2,321,47      2,664,102        4,985,57    27,500,402.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                 50,000,000.00

Group II Insured Payment Included in amounts Distributed                      -



TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                           6,630,241.62

        Principal Collected:                                  6,773,069.60

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                             -

        Delinquency Advances on Mortgage Interest:            1,215,676.67

        Delinquency Advances on Mortgage Principal                 49,731.57

        Substitution Amounts:                                    232,799.25

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                13,015.66

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                                  -

        Sum of the Above Amounts:                                            14,914,534.37

LESS:

        Servicing Fees (including PPIS):                         317,089.22

        Dealer Reserve:                                                       -

        Trustee Fees:                                               6,543.77

        Insurance Premiums:                                        48,973.20

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                               372,606.19

        Total Available Funds:                                                             14,541,928.